Fees Summary	Nov. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,379,999,915.5
Previously Paid Amount	0
Total Fee Amount	211,278
Total Offset Amount	0
Net Fee	$ 211,278